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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2002

SLM FUNDING CORPORATION

formerly known as SALLIE MAE FUNDING CORPORATION
(Exact name of registrant as specified in its charter)
Originator of

the Sallie Mae Student Loan Trust 1995-1,
the Sallie Mae Student Loan Trust 1996-1,
the SLM Student Loan Trust 1996-2,
the SLM Student Loan Trust 1996-3,
the SLM Student Loan Trust 1996-4,
the SLM Student Loan Trust 1997-1,
the SLM Student Loan Trust 1997-2,
the SLM Student Loan Trust 1997-3,
the SLM Student Loan Trust 1997-4,
the SLM Student Loan Trust 1998-1,
the SLM Student Loan Trust 1998-2,
the SLM Student Loan Trust 1999-1,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 1999-3,
the SLM Student Loan Trust 2000-1,
the SLM Student Loan Trust 2000-2,
the SLM Student Loan Trust 2000-3,
the SLM Student Loan Trust 2000-4,
the SLM Student Loan Trust 2001-1,
the SLM Student Loan Trust 2001-2,
the SLM Student Loan Trust 2001-3,
the SLM Student Loan Trust 2001-4,
the SLM Student Loan Trust 2002-1,
the SLM Student Loan Trust 2002-2,
the SLM Student Loan Trust 2002-3, and
the SLM Student Loan Trust 2002-4.
Delaware	33-95474/333-2502/333-24949/333-44465/333-30392/333-68660	23-2815650

(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

304 South Minnesota Street
Suite B
Carson City, Nevada 89706

(Address of principal executive offices)

Registrant's telephone number, including area code: (775) 884-4179

Exhibit Index appears on Page 3

Item 5. OTHER EVENTS

        On July 25, 2002,

  •
  the Sallie Mae Student Loan Trust 1995-1 made its twenty-seventh,

  •
  the Sallie Mae Student Loan Trust 1996-1 made its twenty-sixth,

  •
  the SLM Student Loan Trust 1996-2 made its twenty-fifth,

  •
  the SLM Student Loan Trust 1996-3 made its twenty-fourth,

  •
  the SLM Student Loan Trust 1996-4 made its twenty-third,

  •
  the SLM Student Loan Trust 1997-1 made its twenty-second,

  •
  the SLM Student Loan Trust 1997-2 made its twenty-first,

  •
  the SLM Student Loan Trust 1997-3 made its twentieth,

  •
  the SLM Student Loan Trust 1997-4 made its eighteenth,

  •
  the SLM Student Loan Trust 1998-1 and the SLM Student Loan Trust 1998-2 made their sixteenth,

  •
  the SLM Student Loan Trust 1999-1 and the SLM Student Loan Trust 1999-2 made their twelfth,

  •
  the SLM Student Loan Trust 1999-3 made its eleventh,

  •
  the SLM Student Loan Trust 2000-1 and the SLM Student Loan Trust 2000-2 made their ninth,

  •
  the SLM Student Loan Trust 2000-3 and the SLM Student Loan Trust 2000-4 made their eighth,

  •
  the SLM Student Loan Trust 2001-1 made its sixth,

  •
  the SLM Student Loan Trust 2001-2 made its fifth,

  •
  the SLM Student Loan Trust 2001-3 made its fourth,

  •
  the SLM Student Loan Trust 2001-4 made its third,

  •
  and the SLM Student Loan Trust 2002-1 and SLM Student Loan Trust 2002-2 made their second, and

  •
  the SLM Student Loan Trust 2002-3 made its first

        regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and/or their respective Floating Rate Student Loan-Backed Certificates. Each trust also distributed its respective Quarterly Servicing Reports dated as of January 28, 2002, filed herewith as an Exhibit to this Form 8-K, to its Certificateholders, where applicable, and Noteholders of record.

        The Registrant is filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended July 25, 2002.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

          19.1    Quarterly Servicing Reports

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2002

SLM FUNDING CORPORATION

By:	/s/ J. LANCE FRANKE Name: J. Lance Franke Title: President

Exhibit Index appears on Page 3

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page
19.1	Quarterly Servicing Reports.	3

Exhibit Index appears on Page 3

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SIGNATURES
INDEX TO EXHIBIT